UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-02675)

Exact name of registrant as specified in charter:	Putnam Tax Exempt Income Fund

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	September 30, 2012

Date of reporting period:	October 1, 2011 — March 31, 2012

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PTAEX

Putnam Tax Exempt Income Fund

Semiannual report 3|31|12

A world of investing.™

Putnam INVESTMENTS

INCOME FUNDS invest in bonds and other securities with the goal of providing a steady stream of income over time.

Putnam
Tax Exempt
Income Fund

Semiannual report
3 | 31 | 12

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	10

Your fund’s expenses	12

Terms and definitions	14

Other information for shareholders	15

Financial statements	16

Consider these risks before investing: Capital gains, if any, are taxable for federal and, in most cases, state purposes. For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally tax exempt funds may be subject to state and local taxes. Funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds and credit risk is generally greater for below-investment-grade bonds. Unlike bonds, bond funds have ongoing fees and expenses. Since the fund invests in tax-exempt bonds, which, to be treated as tax-exempt under the Internal Revenue Code, may be issued only by limited types of issuers for limited types of projects, the fund’s investments may be focused in certain market segments. Consequently, the fund may be more vulnerable to fluctuations in the values of the securities it holds than a fund that invests more broadly. The prices of bonds in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including both general financial market conditions and factors related to a specific issuer or industry.

Message from the Trustees

Dear Fellow Shareholder:

After a quarter century of trending lower, U.S. Treasury rates have shown some upward movement on signs of an improving economy during the past few months. Greece’s successful debt restructuring and some better-than-expected economic data in the United States have helped to coax investors off the sidelines and back into the markets. While we believe the historic bull market in government debt is likely near its close, fixed-income markets today continue to offer myriad investing opportunities.

Investing in fixed-income markets, however, requires particular expertise and the capacity for deep security-level research. We believe Putnam’s veteran fixed-income team is well suited to that task, and offers a long-term track record of uncovering attractive opportunities across all sectors of the bond markets.

In other news, please join us in welcoming the return of Elizabeth T. Kennan to the Board of Trustees. Dr. Kennan, who served as a Trustee from 1992 until 2010, has rejoined the Board, effective January 1, 2012. Dr. Kennan is a Partner of Cambus-Kenneth Farm (thoroughbred horse breeding and general farming), and is also President Emeritus of Mount Holyoke College.

We would also like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam.

About the fund

Potential for income exempt from federal income tax

Municipal bonds finance important public projects, such as schools, roads, and hospitals, and they can help investors keep more of the income they receive from their investment. Putnam Tax Exempt Income Fund offers an additional advantage — the flexibility to invest in municipal bonds issued by any state in the country.

The income from a municipal bond is generally exempt from federal income tax. The bonds are backed by either the issuing city, town, or other government entity or by revenues collected from usage fees. The fund’s portfolio managers can select bonds from a variety of state and local governments. Because a state’s fiscal health can affect the prices of its bonds, this flexibility is a distinct advantage. The fund also combines two types of bonds to increase income potential. In addition to investing in high-quality bonds, the managers allocate a smaller portion of the portfolio to lower-rated bonds, which may offer higher income in return for more risk.

The portfolio managers are backed by the resources of Putnam’s fixed-income organization, in which municipal bond analysts are grouped into sector teams and conduct ongoing, rigorous research. Once a bond has been purchased, the fund’s managers continue to monitor developments that affect the bond market, the sector, and the issuer of the bond.

The goal of this in-depth research and active management is to stay a step ahead of the industry and pinpoint opportunities for investors.

Understanding tax-equivalent yield

To understand the value of tax-free income, it is helpful to compare a municipal bond’s yield with the “tax-equivalent yield” — the before-tax yield that must be offered by a taxable bond in order to equal the municipal bond’s yield after taxes.

How to calculate tax-equivalent yield: The tax-equivalent yield equals the municipal bond’s yield divided by “one minus the tax rate.” For example, if a municipal bond’s yield is 5%, then its tax-equivalent yield is 7.7%, assuming the maximum 35% federal tax rate for 2012.

Results for investors subject to lower tax rates would not be as advantageous.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower. See pages 5 and 10–12 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* The fund’s benchmark, Barclays Capital Municipal Bond Index, was introduced on 12/31/79, which post-dates the inception of the fund’s class A shares.

† Returns for the six-month period are not annualized, but cumulative.

Interview with your fund’s portfolio manager

How would you describe the environment in the municipal bond market during the semiannual period ended March 31, 2012?

The past six months marked another solid period for municipal bonds. While this recent period was a volatile one for other asset classes, municipal bonds recorded comparatively steady gains, fueled in part by their attractive yields versus certain taxable bonds, particularly Treasuries. We continued to see a healthy demand from investors as well. In addition, January and February tend to be light issuance months on a seasonal basis, and although the issuance in the first quarter of 2012 was slightly higher than it was one year ago, the new issue rate remains below the longer-term average for this time of year. This perceived scarcity in supply has helped support municipal bond prices so far in 2012.

Against this backdrop, tax-exempt bonds posted solid returns and outpaced the broad taxable bond market, as measured by the Barclays Capital U.S. Aggregate Bond Index. Moreover, I am pleased to report that the fund outperformed its benchmark, although it slightly trailed the average return of its Lipper peer group.

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 3/31/12. See pages 4 and 10–12 for additional fund performance information. Index descriptions can be found on pages 14–15.

In 2011, defaults in the municipal bond market rose markedly versus 2010, although they remained low overall. What contributed to that increase?

Since 2008, defaults in the municipal bond market have been trending lower, with the majority stemming from lower-rated or unrated securities, often in more speculative real-estate-backed sectors of the market. In the fourth quarter of 2011, however, we saw a significant uptick in the default rate, driven by three high-profile events.

The first was the bankruptcy filing of American Airlines. With about $3 billion of par-value bonds in the municipal market, that event had a significant effect on default levels. The second was a default by Jefferson County, Alabama, a county whose fiscal struggles had captured headlines for a number of years. The county’s bonds had been trading at distressed levels for some time, and their eventual default in 2011 was well anticipated by the market. The third was a subset of tobacco bonds that tapped into reserve funds to make a coupon payment during the fourth quarter. Although no payments were missed, the action technically constituted a default, and that added to the market total for 2011. Overall, the default rate remained relatively low for all of last year, finishing well below 1%. Looking ahead, we believe defaults will continue to be in line with historical averages. That said, it’s likely that certain cities or counties will continue to capture headlines in 2012, as a number of municipalities work to find their fiscal footing.

What effect have recent policy developments had on the tax-exempt bond market?

There continues to be a lot of discussion about tax reform. For example, in President Obama’s fiscal 2013 budget proposal, individuals and married couples earning more

Top ten state allocations are shown as a percentage of the fund’s net assets as of 3/31/12. Investments in Puerto Rico represented 4.1% of net assets. Summary information may differ from the portfolio schedule in the financial statements due to the inclusion of accrued interest and the exclusion of as-of trades, if any. Holdings will vary over time.

than $200,000 and $250,000, respectively, would only be able to exclude from federal taxes 28 cents of every dollar of municipal bond income earned. Meanwhile, Republicans in general have been calling for a flatter rate on a broader tax base.

Income tax rates definitely matter to individual investors, and, at the margin, higher tax rates are generally positive for municipal bonds, as demand tends to be higher. But income tax rates are only one factor among many, including the prevailing interest-rate environment, the strength of the equity markets, and the tax picture more broadly — for example, what the potential tax deductions are in any given year.

We do believe there will be a much broader discussion on tax reform in 2013. In our view, there are a number of issues that likely will need to be addressed even before then, however, and it remains to be seen whether Congress will act on the debt ceiling, the alternative minimum tax, and the Bush-era tax cuts, which are slated to expire at the end of the year. As always, we’re monitoring the situation closely.

How did you position the portfolio during the past six months?

We sought to benefit from improving fundamentals in the municipal bond market. While we believed that the budget challenges faced by many states were significant, we were confident that conditions would improve as long as the broad economy did not stall.

Credit qualities are shown as a percentage of portfolio market value as of 3/31/12. A bond rated Baa or higher (MIG3/VMIG3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds or derivatives not rated by Moody’s but rated by Standard & Poor’s (S&P) or, if unrated by S&P, by Fitch, and then included in the closest equivalent Moody’s rating. Ratings will vary over time. Credit qualities are included for portfolio securities and are not included for derivative instruments and cash. The fund itself has not been rated by an independent rating agency.

Against this backdrop, we believed that essential service revenue bonds remained attractive, while we remained highly selective regarding the fund’s positioning in local general obligation bonds [G.O.s], which are securities issued at the city or county level. We believe that as the federal government looks to reduce transfer payments to the states — and as states, in turn, seek to close their deficits by reducing spending — these types of bonds are at risk for downgrades or other headline-driven price volatility. And unlike state general obligation bonds, local G.O.s rely more on property tax revenue than on income or sales taxes. With real-estate prices still under pressure in many markets, property taxes have been slower to recover than other tax sources.

From a credit perspective, we held an overweight position in A- and Baa-rated securities versus the fund’s benchmark. In terms of sectors, we favored higher education, utility, and health-care bonds, particularly those of larger, higher-quality hospitals and continuing-care retirement communities. Overall, this positioning generally helped the fund’s relative performance during the past six months.

What is your outlook for the months ahead?

While technical factors in the market have been positive — specifically, lighter supply and stable demand — we believe that uncertainty remains. We believe that states will continue to face financial challenges as the economy struggles to find its footing. For the most part, however, we believe that the fiscal conditions of states and municipalities are showing signs of improvement: Tax receipts are beginning to improve, albeit slowly, and we believe defaults will remain relatively low. We remain focused on the economy and Congress’s plans to reduce the deficit.

This chart shows how the fund’s top weightings have changed over the past six months. Weightings are shown as a percentage of net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, and the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings will vary over time.

Higher federal income tax rates, a change in the tax status of municipal bonds, and significant cuts in state funding all would have consequences for the municipal bond market in our view. But for investors with longer time horizons, we believe that our actively managed approach remains a prudent way to diversify holdings and generate tax-exempt income in the municipal bond market.

Thank you, Thalia, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Thalia Meehan holds a B.A. from Williams College. A CFA charterholder, Thalia joined Putnam in 1989 and has been in the investment industry since 1983.

In addition to Thalia, your fund’s portfolio managers are Paul M. Drury, CFA, and Susan A. McCormack, CFA.

IN THE NEWS

Thirteen years after the 17-member eurozone adopted a single currency, Greece became the first member country to officially default. All three major ratings agencies — Standard & Poor’s, Moody’s Investors Service, and Fitch Ratings — have declared Greece to be in default on its sovereign debt. The majority of private holders of Greek bonds have agreed to exchange their existing bonds for new, longer-dated ones with lower interest rates and substantially lower face values. In addition to the country’s debt restructuring, sellers of credit-default swaps — a form of private insurance against default — have agreed to pay approximately $2.5 billion to settle their contracts. Both the debt restructuring and the credit-default swap settlement were completed without triggering a wave of deleveraging or a liquidity crisis within the European banking sector, thus avoiding the long-feared worst-case scenario for investors. Nonetheless, Europe’s structural imbalances likely will remain with us for some time.

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended March 31, 2012, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 3/31/12

	Class A		Class B		Class C		Class M		Class Y
(inception dates)	(12/31/76)		(1/4/93)		(7/26/99)		(2/16/95)		(1/2/08)

	Before	After					Before	After	Net
	sales	sales	Before	After	Before	After	sales	sales	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value

Annual average
(life of fund)	6.87%	6.75%	6.09%	6.09%	6.01%	6.01%	6.46%	6.36%	6.91%

10 years	60.43	54.12	51.05	51.05	48.25	48.25	56.03	50.98	62.23
Annual average	4.84	4.42	4.21	4.21	4.02	4.02	4.55	4.21	4.96

5 years	26.48	21.54	23.05	21.05	21.59	21.59	24.82	20.84	27.93
Annual average	4.81	3.98	4.24	3.89	3.99	3.99	4.53	3.86	5.05

3 years	30.69	25.47	28.52	25.52	27.72	27.72	29.69	25.45	31.66
Annual average	9.33	7.86	8.72	7.87	8.50	8.50	9.05	7.85	9.60

1 year	13.50	8.94	12.90	7.89	12.71	11.71	13.27	9.64	13.83

6 months	4.87	0.66	4.66	–0.34	4.46	3.46	4.84	1.41	5.09

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 4.00% and 3.25% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class Y shares have no initial sales charge or CDSC. Performance for class B, C, M, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance does not reflect conversion to class A shares.

Fund price and distribution information For the six-month period ended 3/31/12

Distributions	Class A		Class B	Class C	Class M		Class Y

Number	6		6	6	6		6

Income [1]	$0.184398		$0.156869	$0.150348	$0.172080		$0.193776

Capital gains [2]	—		—	—	—		—

Total	$0.184398		$0.156869	$0.150348	$0.172080		$0.193776

	Before	After	Net	Net	Before	After	Net
	sales	sales	asset	asset	sales	sales	asset
Share value	charge	charge	value	value	charge	charge	value

9/30/11	$8.59	$8.95	$8.59	$8.61	$8.61	$8.90	$8.60

3/31/12	8.82	9.19	8.83	8.84	8.85	9.15	8.84

	Before	After	Net	Net	Before	After	Net
	sales	sales	asset	asset	sales	sales	asset
Current yield (end of period)	charge	charge	value	value	charge	charge	value

Current dividend rate [3]	4.16%	3.99%	3.52%	3.36%	3.86%	3.73%	4.36%

Taxable equivalent [4]	6.40	6.14	5.42	5.17	5.94	5.74	6.71

Current 30-day SEC yield [5]	N/A	2.78	2.26	2.11	N/A	2.52	3.11

Taxable equivalent [4]	N/A	4.28	3.48	3.25	N/A	3.88	4.78

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (4.00% for class A shares and 3.25% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1 For some investors, investment income may be subject to the federal alternative minimum tax.

2 Capital gains, if any, are taxable for federal and, in most cases, state purposes.

3 Most recent distribution, excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

4 Assumes maximum 35.00% federal and state combined tax rate for 2012. Results for investors subject to lower tax rates would not be as advantageous.

5 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

Comparative index returns For periods ended 3/31/12

	Barclays Capital Municipal	Lipper General Municipal Debt Funds
	Bond Index	category average*

Annual average (life of fund)	—†	6.06%

10 years	70.18%	56.12
Annual average	5.46	4.53

5 years	30.20	22.61
Annual average	5.42	4.13

3 years	24.93	29.10
Annual average	7.70	8.83

1 year	12.07	13.38

6 months	3.91	5.02

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 3/31/12, there were 254, 246, 221, 192, 166, and 9 funds, respectively, in this Lipper category.

† The fund’s benchmark, Barclays Capital Municipal Bond Index, was introduced on 12/31/79, which post-dates the inception of the fund’s class A shares.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class Y

Total annual operating expenses for the fiscal year
ended 9/30/11	0.75%	1.38%	1.53%	1.03%	0.53%

Annualized expense ratio for the six-month period
ended 3/31/12	0.75%	1.38%	1.53%	1.03%	0.53%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from October 1, 2011, to March 31, 2012. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class Y

Expenses paid per $1,000*†	$3.84	$7.06	$7.82	$5.27	$2.72

Ending value (after expenses)	$1,048.70	$1,046.60	$1,044.60	$1,048.40	$1,050.90

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 3/31/12. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended March 31, 2012, use the following calculation method. To find the value of your investment on October 1, 2011, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class Y

Expenses paid per $1,000*†	$3.79	$6.96	$7.72	$5.20	$2.68

Ending value (after expenses)	$1,021.25	$1,018.10	$1,017.35	$1,019.85	$1,022.35

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 3/31/12. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 4.00% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current yield is the annual rate of return earned from dividends or interest of an investment. Current yield is expressed as a percentage of the price of a security, fund share, or principal investment.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Barclays Capital Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA (Bank of America) Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2011, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of March 31, 2012, Putnam employees had approximately $353,000,000 and the Trustees had approximately $81,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

The fund’s portfolio 3/31/12 (Unaudited)

Key to holding’s abbreviations
AGM Assured Guaranty Municipal Corporation	G.O. Bonds General Obligation Bonds
AGO Assured Guaranty, Ltd.	GNMA Coll. Government National Mortgage
AMBAC AMBAC Indemnity Corporation	Association Collateralized
Cmnwlth. of PR Gtd. Commonwealth of	NATL National Public Finance Guarantee Corp.
Puerto Rico Guaranteed	PSFG Permanent School Fund Guaranteed
COP Certificates of Participation	Radian Insd. Radian Group Insured
FGIC Financial Guaranty Insurance Company	SGI Syncora Guarantee, Inc.
FHLMC Coll. Federal Home Loan Mortgage	U.S. Govt. Coll. U.S. Government Collateralized
Corporation Collateralized	VRDN Variable Rate Demand Notes, which are
FNMA Coll. Federal National Mortgage	floating-rate securities with long-term maturities,
Association Collateralized	that carry coupons that reset every one or seven
FRB Floating Rate Bonds: the rate shown is	days. The rate shown is the current interest rate at the
the current interest rate at the close of the	close of the reporting period.
reporting period

MUNICIPAL BONDS AND NOTES (98.6%)*	Rating**	Principal amount	Value

Alabama (1.0%)
AL Hsg. Fin. Auth. Rev. Bonds (Single Fam. Mtge.),
Ser. G, GNMA Coll., FNMA Coll., FHLMC
Coll., 5 1/2s, 10/1/37	Aaa	$1,125,000	$1,157,164

Courtland, Indl. Dev. Board Env. Impt. Rev. Bonds
(Intl. Paper Co.), Ser. A, 5s, 11/1/13	BBB	1,500,000	1,584,780

Cullman Cnty., Hlth. Care Auth. Rev. Bonds
(Cullman Regl. Med. Ctr.), Ser. A, 7s, 2/1/36	Ba1	5,000,000	5,058,650

Selma, Indl. Dev. Board Rev. Bonds (Gulf Opportunity
Zone Intl. Paper Co.), Ser. A, 6 1/4s, 11/1/33	BBB	3,500,000	3,877,510

			11,678,104
Arizona (2.3%)
Casa Grande, Indl. Dev. Auth. Rev. Bonds (Casa
Grande Regl. Med. Ctr.), Ser. A, 7 5/8s, 12/1/29	BB–/P	3,850,000	3,969,004

Cochise Cnty., Indl. Dev. Auth. Rev. Bonds (Sierra
Vista Regl. Hlth. Ctr.), Ser. A, 6.2s, 12/1/21	BBB+/P	5,075,000	5,588,032

Coconino Cnty., Poll. Control Rev. Bonds (Tucson
Elec. Pwr. Co. — Navajo), Ser. A, 5 1/8s, 10/1/32	Baa3	2,000,000	2,029,180

Glendale, Indl. Dev. Auth. Rev. Bonds (Midwestern U.),
5 1/8s, 5/15/40	A–	3,500,000	3,630,270

Maricopa Cnty., Poll. Control Rev. Bonds (El Paso
Elec. Co.), Ser. A, 7 1/4s, 2/1/40	Baa2	3,300,000	3,876,642

Mesa, St. & Hwy. Rev. Bonds
5s, 7/1/22 ∆	AA	2,000,000	2,377,580
5s, 7/1/21 ∆	AA	1,500,000	1,784,505

Mesa, Util. Syst. Rev. Bonds, FGIC, NATL,
7 1/4s, 7/1/12	AA–	3,635,000	3,696,250

Yavapai Cnty., Indl. Dev. Auth. Hosp. Fac. Rev. Bonds
(Yavapai Regl. Med. Ctr.), Ser. A, 6s, 8/1/33	Baa2	500,000	505,910

			27,457,373

MUNICIPAL BONDS AND NOTES (98.6%)* cont.	Rating**	Principal amount	Value

Arkansas (0.1%)
Rogers, Rev. Bonds (Sales and Use Tax),
3 3/4s, 11/1/34	AA	$1,000,000	$1,026,730

			1,026,730
California (11.3%)
Bay Area Toll Auth. of CA Rev. Bonds (San Francisco
Bay Area), Ser. F-1, 5s, 4/1/39	AA	5,000,000	5,371,450

CA Edl. Fac. Auth. Rev. Bonds
(U. of The Pacific), 5s, 11/1/36	A2	2,000,000	2,058,560
(U. of La Verne), Ser. A, 5s, 6/1/35	Baa2	2,000,000	2,000,440
(Scripps College), 5s, 8/1/31	A1	500,000	500,030
(Pacific U.), Ser. A, 5s, 11/1/30	A2	750,000	813,503
(Lutheran U.), Ser. C, 5s, 10/1/24	Baa1	1,215,000	1,244,124

CA Hsg. Fin. Agcy. Rev. Bonds (Home Mtge.), Ser. K,
4 3/4s, 8/1/36	A	5,750,000	4,950,808

CA Infrastructure & Econ. Dev. Bank Rev. Bonds
(Science Ctr. Phase II), Ser. B, FGIC, NATL, 5s, 5/1/23	BBB	640,000	659,456

CA Muni. Fin. Auth. COP (Cmnty. Hosp. Central CA),
5 1/4s, 2/1/37	Baa2	2,600,000	2,614,092

CA Muni. Fin. Auth. Rev. Bonds (Biola U.),
5 7/8s, 10/1/34	Baa1	1,500,000	1,605,645

CA Poll. Control Fin. Auth. VRDN (Pacific Gas &
Electric Corp.), Ser. E, 0.2s, 11/1/26	VMIG1	1,400,000	1,400,000

CA State G.O. Bonds
6 1/2s, 4/1/33	A1	10,000,000	12,108,500
5 3/4s, 4/1/31	A1	15,000,000	17,017,350
5 1/2s, 3/1/40	A1	10,300,000	11,279,736
5 1/4s, 2/1/29	A1	2,000,000	2,221,960
FGIC, NATL, 5s, 6/1/26	A1	5,000,000	5,474,400

CA State Dept. of Wtr. Resources Rev. Bonds
(Central Valley), Ser. AE, 5s, 12/1/29	AAA	5,000,000	5,612,050

CA State Pub. Wks. Board Rev. Bonds
Ser. I-1, 6 5/8s, 11/1/34	A2	10,000,000	11,385,200
Ser. I-1, 6 1/8s, 11/1/29	A2	2,000,000	2,303,520
Ser. A-1, 6s, 3/1/35	A2	3,100,000	3,428,135
(Capital Projects), Ser. A, 5s, 4/1/29	A2	3,605,000	3,748,767

Golden State Tobacco Securitization Corp. Rev. Bonds
(Tobacco Settlement), Ser. B, AMBAC, FHLMC Coll.,
5s, 6/1/38 (Prerefunded 6/1/13)	Aaa	530,000	558,779

Los Angeles, Unified School Dist. G.O. Bonds, Ser. I,
5s, 7/1/26	Aa2	5,000,000	5,618,650

M-S-R Energy Auth. Rev. Bonds, Ser. A,
6 1/2s, 11/1/39	A–	2,250,000	2,799,180

Port of Oakland, Rev. Bonds, Ser. L, FGIC, NATL
5 3/8s, 11/1/27	A2	7,930,000	8,064,651
5 3/8s, 11/1/27 (Prerefunded 11/1/12)	A2	990,000	1,017,265

Riverside Cnty., Asset Leasing Corp. Leasehold Rev.
Bonds (Riverside Cnty. Hosp.), NATL, zero %, 6/1/25	A2	4,000,000	1,877,840

Sacramento, City Fin. Auth. Tax Alloc. Bonds, Ser. A,
FGIC, NATL, zero %, 12/1/22	A–	7,500,000	4,353,000

MUNICIPAL BONDS AND NOTES (98.6%)* cont.	Rating**	Principal amount	Value

California cont.
Sacramento, Muni. Util. Dist. Rev. Bonds, Ser. X,
5s, 8/15/28	A1	$1,650,000	$1,864,368

San Francisco City & Cnty. Arpt. Comm. Intl. Arpt.
Rev. Bonds
5s, 5/1/29	A1	200,000	223,838
5s, 5/1/28	A1	1,000,000	1,123,690

Solano, Cmnty. College Dist. G.O. Bonds (Election
of 2002), Ser. B, FGIC, NATL, zero %, 8/1/26	Aa3	9,560,000	4,679,333

Turlock, Irrigation Dist. Rev. Bonds, Ser. A, 5s, 1/1/40	A+	4,000,000	4,193,200

			134,171,520
Colorado (1.3%)
CO Hlth. Fac. Auth. Rev. Bonds
(Valley View Assn.), 5 1/4s, 5/15/42	BBB+	1,500,000	1,511,265
(Evangelical Lutheran), 5 1/4s, 6/1/22	A3	1,000,000	1,068,730
(Evangelical Lutheran), 5s, 6/1/16	A3	1,000,000	1,069,490

CO Springs, Hosp. Rev. Bonds
6 3/8s, 12/15/30	A3	2,520,000	2,523,956
6 1/4s, 12/15/33	A3	3,000,000	3,342,240

E-470 CO Pub. Hwy. Auth. Rev. Bonds,
Ser. A, NATL, zero %, 9/1/34	Baa2	13,000,000	3,433,950
Ser. C1, NATL, 5 1/2s, 9/1/24	Baa2	1,750,000	1,894,235

Regl. Trans. Dist. Rev. Bonds (Denver Trans. Partners),
6s, 1/15/41	Baa3	750,000	810,840

			15,654,706
Connecticut (0.4%)
CT State Dev. Auth. 1st. Mtg. Gross Rev. Hlth. Care
Rev. Bonds (Elim Street Park Baptist, Inc.),
5.85s, 12/1/33	BBB	650,000	653,608

CT State Dev. Auth. Poll. Control Rev. Bonds
(Western MA Electric Co.), Ser. A, 5.85s, 9/1/28	BBB+	3,000,000	3,014,370

Hamden, Fac. Rev. Bonds (Whitney Ctr.), Ser. B,
6 1/8s, 1/1/14	BB/P	445,000	445,303

			4,113,281
Delaware (0.9%)
DE St. Econ. Dev. Auth. Rev. Bonds
(Delmarva Pwr.), 5.4s, 2/1/31	BBB+	1,700,000	1,839,485
(Indian River Pwr.), 5 3/8s, 10/1/45	Baa3	4,200,000	4,304,958

DE State Hlth. Facs. Auth. VRDN (Christiana Care),
Ser. A, 0.2s, 10/1/38	VMIG1	3,970,000	3,970,000

			10,114,443
District of Columbia (1.5%)
DC G.O. Bonds, Ser. A, AGM, 5s, 6/1/26	Aa2	5,005,000	5,333,879

DC Rev. Bonds (Howard U.), Ser. A, 6 1/2s, 10/1/41	A3	5,000,000	5,458,350

DC Ballpark Rev. Bonds, Ser. B-1, FGIC, NATL,
5s, 2/1/25	A3	1,035,000	1,066,495

DC U. Rev. Bonds (Gallaudet U.)
5 1/2s, 4/1/41	A+	2,000,000	2,183,640
5 1/2s, 4/1/34	A+	1,000,000	1,107,570

Metro. Washington, Arpt. Auth. Dulles Toll Rd.
Rev. Bonds (Metrorail), Ser. A, zero %, 10/1/37	Baa1	11,000,000	2,383,590

			17,533,524

MUNICIPAL BONDS AND NOTES (98.6%)* cont.	Rating**	Principal amount	Value

Florida (8.0%)
Brevard Cnty., Hlth. Care Fac. Auth. Rev. Bonds
(Health First, Inc.), 7s, 4/1/39	A3	$4,000,000	$4,640,960

Cape Coral, Wtr.& Swr. Rev. Bonds, AMBAC,
5s, 10/1/26	A1	2,500,000	2,622,800

FL Hsg. Fin. Corp. Rev. Bonds
Ser. G, GNMA Coll., FNMA Coll., FHLMC Coll.,
5 3/4s, 1/1/37	Aa1	780,000	815,279
(Homeowner Mtge.), Ser. 2, GNMA Coll, FNMA Coll,
FHLMC Coll., 4.95s, 7/1/37	Aa1	1,225,000	1,296,957

FL State Board of Ed. G.O. Bonds (Capital Outlay
2011), Ser. F, 5s, 6/1/30	AAA	2,500,000	2,856,825

FL State Muni. Pwr. Agcy. Rev. Bonds, Ser. A,
5s, 10/1/31	A2	3,300,000	3,537,699

Hernando Cnty., Rev. Bonds (Criminal Justice
Complex Fin.), FGIC, NATL, 7.65s, 7/1/16	BBB	17,175,000	20,544,392

Hillsborough Cnty., Cmnty. Investment Tax Rev.
Bonds, AMBAC, 5s, 5/1/24	Aa2	1,250,000	1,330,038

Hillsborough Cnty., Indl. Dev. Auth. Poll. Control
Mandatory Put Bonds (9/1/13) (Tampa Elec. Co.),
Ser. B, 5.15s, 9/1/25	Baa1	1,125,000	1,187,021

Kissimmee, Util. Auth. Rev. Bonds, AGM,
5 1/4s, 10/1/18	Aa3	2,270,000	2,384,749

Lee Cnty., Rev. Bonds, SGI, 5s, 10/1/25	Aa2	5,500,000	5,911,125

Lee Cnty., Indl. Dev. Auth. Hlth. Care Fac. Rev. Bonds
(Cypress Cove Hlth. Pk.), Ser. A, 6 3/8s, 10/1/25	B/P	1,250,000	1,053,275

Leesburg, Cap. Impt. Rev. Bonds, FGIC, NATL,
5 1/4s, 10/1/27	A1	1,600,000	1,672,096

Miami Beach, Hlth. Fac. Auth. Hosp. Rev. Bonds
(Mount Sinai Med. Ctr.), Ser. A
6.8s, 11/15/31	Baa3	550,000	556,276
6.7s, 11/15/19	Baa3	3,700,000	3,745,140

Miami-Dade Cnty., G.O. Bonds (Parks Program),
NATL, 5s, 11/1/25	Aa2	5,000,000	5,336,500

Miami-Dade Cnty., Aviation Rev. Bonds, Ser. B,
5s, 10/1/41	A2	5,000,000	5,164,100

Miami-Dade Cnty., Expressway Auth. Toll Syst.
Rev. Bonds, Ser. B, FGIC, NATL, 5 1/4s, 7/1/26	A	3,000,000	3,149,130

Palm Beach Cnty., Hlth. Fac. Auth. Rev. Bonds
(Acts Retirement-Life Cmnty.), 5 1/2s, 11/15/33	BBB+	5,000,000	5,247,900

Palm Coast Pk. Cmnty. Dev. Dist. Special Assmt.
Bonds, 5.7s, 5/1/37	B–/P	275,000	176,385

Pinellas Cnty., Edl. Fac. Auth. Rev. Bonds (Barry U.),
5 1/4s, 10/1/30	BBB	1,300,000	1,380,821

South Broward, Hosp. Dist. Rev. Bonds, NATL,
4 3/4s, 5/1/28	Aa3	2,000,000	2,077,540

St. Lucie Cnty., School Board COP, Ser. A, AGM,
5s, 7/1/23	Aa3	4,300,000	4,466,883

MUNICIPAL BONDS AND NOTES (98.6%)* cont.	Rating**	Principal amount	Value

Florida cont.
Sumter Cnty., School Dist. Rev. Bonds
(Multi-Dist. Loan Program), AGM, 7.15s, 11/1/15
(Escrowed to maturity)	Aa3	$4,800,000	$5,868,240

Sunrise, Util. Syst. Rev. Bonds, AMBAC
5.2s, 10/1/22	AA–	3,405,000	3,891,336
U.S. Govt. Coll., 5.2s, 10/1/22 (Prerefunded
10/1/20)	AA–	2,590,000	3,095,102

Tolomato, Cmnty. Dev. Dist. Special Assmt. Bonds,
5.4s, 5/1/37	CCC/P	100,000	83,990

Verandah, West Cmnty. Dev. Dist. Rev. Bonds (Cap.
Impt.), Ser. A, 6 5/8s, 5/1/33	BB/P	850,000	852,465

			94,945,024
Georgia (1.8%)
Atlanta, Arpt. Rev. Bonds
Ser. C, 5 7/8s, 1/1/24	A1	1,895,000	2,294,864
(Hartsfield-Jackson Intl. Arpt.), Ser. A, 5s, 1/1/35	A1	2,000,000	2,133,280

Atlanta, Wtr. & Waste Wtr. Rev. Bonds, Ser. A,
6 1/4s, 11/1/39	A1	4,500,000	5,165,415

Forsyth Cnty., Hosp. Auth. Rev. Bonds (Baptist
Hlth. Care Syst.), U.S. Govt. Coll., 6 1/4s,
10/1/18 (Escrowed to maturity)	AA+	760,000	878,568

Fulton Cnty., Dev. Auth. Rev. Bonds (GA Tech
Athletic Assn.), Ser. A, 5s, 10/1/42	A2	2,250,000	2,372,153

GA State Private College & U. Auth. Rev. Bonds
(Emory U.), Ser. B, 5s, 9/1/29	Aa2	2,250,000	2,523,060

Main St. Natural Gas, Inc. Rev. Bonds (GA Gas),
Ser. A, 5 1/2s, 9/15/21	A–	370,000	405,971

Marietta, Dev. Auth. Rev. Bonds (U. Fac. — Life
U., Inc.), 7s, 6/15/39	Ba3	3,450,000	3,529,350

Richmond Cnty., Dev. Auth. Rev. Bonds (Amt.-Intl.
Paper Co.), Ser. A, 6 1/4s, 2/1/25	BBB	1,950,000	1,968,194

			21,270,855
Illinois (3.2%)
Chicago, O’Hare Intl. Arpt. Rev. Bonds
Ser. A, 5 3/4s, 1/1/39	A1	1,650,000	1,866,332
Ser. A, 5 5/8s, 1/1/35	A1	2,000,000	2,262,840
Ser. F, 5s, 1/1/40	A1	3,700,000	3,826,873

Chicago, Wtr. Rev. Bonds, AGM, 5s, 11/1/25	Aa3	4,750,000	5,214,835

Cook Cnty., G.O. Bonds, Ser. B, NATL, 5s, 11/15/29	AA	1,250,000	1,321,725

IL Edl. Fac. Auth. Rev. Bonds (Northwestern U.),
5s, 12/1/33	Aaa	2,250,000	2,370,105

IL Fin. Auth. Rev. Bonds
(Rush U. Med. Ctr.), Ser. B, 7 1/4s, 11/1/38	A2	2,520,000	3,064,043
(Silver Cross Hosp. & Med. Ctr.), 7s, 8/15/44	BBB–	5,500,000	6,155,875
(IL Rush U. Med Ctr.), Ser. C, 6 5/8s, 11/1/39	A2	1,075,000	1,255,278
(Roosevelt U.), 6 1/2s, 4/1/39	Baa2	2,000,000	2,180,320
(Elmhurst Memorial), Ser. A, 5 5/8s, 1/1/37	Baa2	1,000,000	1,028,770
(Newman Foundation), Radian Insd., 5s, 2/1/32	BBB/P	3,000,000	2,813,190

IL State G.O. Bonds, 5s, 3/1/34	A+	1,250,000	1,301,500

MUNICIPAL BONDS AND NOTES (98.6%)* cont.	Rating**	Principal amount	Value

Illinois cont.
IL State Toll Hwy. Auth. Rev. Bonds, Ser. A-1, AGM,
5s, 1/1/22	Aa3	$1,000,000	$1,123,120

Railsplitter, Tobacco Settlement Auth. Rev. Bonds,
6s, 6/1/28	A–	2,150,000	2,422,405

			38,207,211
Indiana (1.8%)
IN Bk. Special Program Gas Rev. Bonds, Ser. A,
5 1/4s, 10/15/21	Aa3	6,150,000	7,010,385

IN Hlth. Fac. Fin. Auth. VRDN (Fayette Memorial
Hosp. Assn.), Ser. A, 0.21s, 10/1/32	A–1	1,735,000	1,735,000

IN State Fin. Auth. Edl. Fac. Rev. Bonds
(Valparaiso U.), 5s, 10/1/27	A2	1,405,000	1,505,837

Indianapolis, Arpt. Auth. Rev. Bonds (Federal
Express Corp.), 5.1s, 1/15/17	Baa1	4,500,000	5,060,655

Jasper Cnty., Indl. Poll. Control Rev. Bonds
AMBAC, 5.7s, 7/1/17	Baa2	2,500,000	2,827,600
NATL, 5.6s, 11/1/16	Baa2	2,750,000	3,093,530

			21,233,007
Iowa (0.3%)
IA Fin. Auth. Rev. Bonds (Single Fam. Mtge.), Ser. D,
GNMA Coll., FNMA Coll., 5s, 1/1/36	Aaa	140,000	144,168

IA Fin. Auth. Hlth. Fac. Rev. Bonds (Care Initiatives),
Ser. A, 5 1/2s, 7/1/21	BB+	2,500,000	2,379,700

Tobacco Settlement Auth. of IA Rev. Bonds, Ser. C,
5 3/8s, 6/1/38	B+	750,000	605,363

			3,129,231
Kansas (0.7%)
KS State Dev. Fin. Auth. Rev. Bonds
Ser. K, NATL, 5 1/4s, 11/1/26	Aa2	1,355,000	1,500,879
Ser. K, NATL, 5 1/4s, 11/1/25	Aa2	1,620,000	1,801,408
(Lifespace Cmnty’s. Inc.), Ser. S, 5s, 5/15/30	A/F	2,900,000	3,047,813

Lenexa, Hlth. Care Fac. Rev. Bonds
(LakeView Village, Inc.), Ser. C, 6 7/8s, 5/15/32
(Prerefunded 5/15/12)	AA+	500,000	508,825
5 1/2s, 5/15/39	BB/P	1,500,000	1,320,195

			8,179,120
Kentucky (0.8%)
KY Econ. Dev. Fin. Auth. Rev. Bonds (Louisville Arena),
Ser. A-1, AGO, 6s, 12/1/42	Aa3	3,500,000	3,761,870

Louisville & Jefferson Cnty., Metro. Govt. Hlth. Syst.
Rev. Bonds (Norton Hlth. Care, Inc.), 5s, 10/1/30	A–	4,000,000	4,147,960

Louisville/Jefferson Cnty., Metro. Govt. College
Rev. Bonds (Bellarmine U.), Ser. A, 6s, 5/1/38	Baa3	855,000	902,948

Owen Cnty., Wtr. Wks. Syst. Rev. Bonds (American
Wtr. Co.), Ser. A, 6 1/4s, 6/1/39	BBB+	1,000,000	1,088,150

			9,900,928
Louisiana (0.6%)
LA Pub. Fac. Auth. Rev. Bonds (Entergy LA LLC),
5s, 6/1/30	A3	5,000,000	5,218,500

Tobacco Settlement Fin. Corp. Rev. Bonds, Ser. 01-B,
5 1/2s, 5/15/30	A	1,885,000	1,895,858

			7,114,358

MUNICIPAL BONDS AND NOTES (98.6%)* cont.	Rating**	Principal amount	Value

Maine (—%)
ME Hlth. & Higher Edl. Fac. Auth. Rev. Bonds, Ser. C,
AGM, 5 3/4s, 7/1/30	Aa3	$50,000	$50,316

			50,316
Maryland (0.3%)
MD Econ. Dev. Corp. Poll. Control Rev. Bonds
(Potomac Electric Power Co.), 6.2s, 9/1/22	A	1,100,000	1,329,570

MD State Hlth. & Higher Edl. Fac. Auth. Rev. Bonds
(Washington Cnty. Hosp.), 6s, 1/1/43	BBB–	1,590,000	1,665,143

			2,994,713
Massachusetts (4.8%)
MA Edl. Fin. Auth. Rev. Bonds, Ser. B, 5.7s, 1/1/31	AA	4,665,000	4,976,902

MA State Dept. Trans. Rev. Bonds (Metro Hwy. Syst.),
Ser. B, 5s, 1/1/37	A	6,750,000	7,227,698

MA State Dev. Fin. Agcy. Rev. Bonds
(Sabis Intl.), Ser. A, 8s, 4/15/39	BBB	920,000	1,059,619
(Berklee College of Music), 5 1/4s, 10/1/41	A2	5,500,000	5,881,535
(Wheelock College), Ser. C, 5 1/4s, 10/1/29	BBB	3,300,000	3,414,378
(Suffolk U.), 5 1/8s, 7/1/40	Baa2	2,000,000	2,102,020

MA State Hlth. & Edl. Fac. Auth. Rev. Bonds
(Civic Investments, Inc.), Ser. A, U.S. Govt.
Coll., 9s, 12/15/15 (Prerefunded 12/15/12)	AAA/P	425,000	457,028
(Jordan Hosp.), Ser. E, 6 3/4s, 10/1/33	BB–	2,950,000	3,005,047
(Berkshire Hlth. Syst.), Ser. E, 6 1/4s, 10/1/31	BBB+	1,000,000	1,010,480
(Hlth. Care Syst.-Covenant Hlth.), 6s, 7/1/31	A	1,065,000	1,079,069
(Suffolk U.), Ser. A, 5 3/4s, 7/1/39	Baa2	4,000,000	4,339,200
(Baystate Med. Ctr.), Ser. I, 5 3/4s, 7/1/36	A+	2,000,000	2,168,320
(Springfield College), 5 5/8s, 10/15/40	Baa1	2,550,000	2,652,179
(Springfield College), 5 1/2s, 10/15/31	Baa1	600,000	624,348
(Milton Hosp.), Ser. D, 5 3/8s, 7/1/35	BB–	450,000	427,365
(Sterling & Francine Clark), Ser. A, 5s, 7/1/36	AA	3,305,000	3,505,349
(Northeastern U.), Ser. A, 5s, 10/1/35	A2	4,100,000	4,395,774

MA State Hsg. Fin. Agcy. Rev. Bonds, Ser. A,
5.1s, 12/1/30	Aa3	2,500,000	2,586,475

MA State Port Auth. Rev. Bonds, U.S. Govt. Coll.,
13s, 7/1/13 (Escrowed to maturity)	AA–/P	1,980,000	2,163,546

Metro. Boston, Trans. Pkg. Corp. Rev. Bonds
5 1/4s, 7/1/36	A1	2,000,000	2,178,540
(Systemwide Pkg.), 5 1/4s, 7/1/33	A1	2,000,000	2,188,200

			57,443,072
Michigan (2.6%)
Detroit, G.O. Bonds
Ser. A-1, AMBAC, 5 1/4s, 4/1/24	B2	500,000	439,755
(Cap. Impt.), Ser. A-1, 5s, 4/1/15	B	3,120,000	2,875,236

Detroit, Wtr. Supply Syst. Rev. Bonds, Ser. B, AGM,
6 1/4s, 7/1/36	AA–	4,040,000	4,587,299

Flint, Hosp. Bldg. Auth. Rev. Bonds (Hurley Med. Ctr.),
7 3/8s, 7/1/35	Ba1	2,500,000	2,724,000

Garden City, Hosp. Fin. Auth. Rev. Bonds (Garden
City Hosp.), Ser. A, 5 3/4s, 9/1/17	Ba3	470,000	470,273

MUNICIPAL BONDS AND NOTES (98.6%)* cont.	Rating**	Principal amount	Value

Michigan cont.
MI State Hosp. Fin. Auth. Rev. Bonds
Ser. A, 6 1/8s, 6/1/39	A1	$2,500,000	$2,821,075
(Henry Ford Hlth. Syst.), Ser. A, 5 1/4s, 11/15/46	A1	8,160,000	8,429,198
(Chelsea Cmnty. Hosp. Oblig.), 5s, 5/15/25
(Prerefunded 5/15/15)	AA+	915,000	1,035,670

MI State Strategic Fund Ltd. Mandatory Put Bonds
(Dow Chemical)
(6/2/14) Ser. A-1, 6 3/4s, 12/1/28	BBB	700,000	772,625
(6/1/13) Ser. A-2, 5 1/2s, 12/1/28	BBB	3,500,000	3,652,635

U. of MI VRDN (Hosp.), Ser. A, 0.2s, 12/1/37	VMIG1	2,500,000	2,500,000

			30,307,766
Minnesota (0.9%)
Douglas Cnty., Gross Hlth. Care Fac. Rev. Bonds
(Douglas Cnty. Hosp.), Ser. A, 6 1/4s, 7/1/38	BBB–	1,600,000	1,723,440

Minneapolis & St. Paul, Hsg. & Redev. Auth. Hlth. Care
VRDN (Allina Hlth. Syst.), Ser. B-1, 0.22s, 11/15/35	VMIG1	600,000	600,000

Minneapolis, Rev. Bonds (National Marrow Donor
Program), 4 7/8s, 8/1/25	BBB	2,000,000	2,031,960

MN Agricultural & Econ. Dev. Board Rev. Bonds
(Evangelical Lutheran), 6s, 2/1/27	A3	1,625,000	1,643,314

MN State Hsg. Fin. Agcy. Rev. Bonds (Res. Hsg.),
Ser. H, 4.3s, 1/1/13	Aa1	475,000	480,634

St. Paul, Hsg. & Redev. Auth. Hlth. Care Fac.
Rev. Bonds (HealthPartners Oblig. Group),
5 1/4s, 5/15/36	A3	2,155,000	2,210,728

St. Paul, Hsg. & Redev. Auth. Hosp. Rev. Bonds
(Healtheast), 6s, 11/15/35	Ba1	1,250,000	1,270,138

Winona, Hlth. Care Fac. Rev. Bonds (Winona Hlth.
Oblig. Group), Ser. A, 6s, 7/1/34	BBB–	500,000	507,575

			10,467,789
Mississippi (1.2%)
MS State Bus. Fin. Comm. Poll. Control Rev. Bonds
(Syst. Energy Resources, Inc.), 5 7/8s, 4/1/22	BBB	3,000,000	3,005,430

MS State Bus. Fin. Comm. Gulf Opportunity Zone
VRDN (Chevron USA, Inc.)
Ser. A, 0.18s, 12/1/30	VMIG1	1,930,000	1,930,000
Ser. C, 0.15s, 12/1/30	VMIG1	8,050,000	8,050,000

MS Home Corp. Rev. Bonds, Ser. B-2, GNMA Coll.,
FNMA Coll., 6.45s, 12/1/33	Aaa	1,090,000	1,145,557

			14,130,987
Missouri (1.0%)
MO State Hlth. & Edl. Fac. Auth. Rev. Bonds
(Washington U. (The)), Ser. A, 5 3/8s, 3/15/39	Aaa	2,250,000	2,566,665
(Still U. Hlth. Sciences), 5 1/4s, 10/1/31	A–	1,000,000	1,057,420

MO State Hlth. & Edl. Fac. Auth. VRDN
(Washington U. (The))
Ser. A, 0.22s, 9/1/30	VMIG1	2,200,000	2,200,000
Ser. B, 0.22s, 9/1/30	VMIG1	4,300,000	4,300,000

MUNICIPAL BONDS AND NOTES (98.6%)* cont.	Rating**	Principal amount	Value

Missouri cont.
MO State Hsg. Dev. Comm. Rev. Bonds (Single
Fam. Home Ownership Loan), Ser. A-1, GNMA Coll.,
FNMA Coll., 6 3/4s, 3/1/34	AA+	$125,000	$131,536

MS State Dev. Fin. Board Infrastructure Fac. Rev.
Bonds (Independence, Elec. Syst. Dogwood
Project), Ser. A, 5s, 6/1/37	A–	2,000,000	1,997,020

			12,252,641
Montana (0.2%)
MT Fac. Fin. Auth. VRDN (Sisters of Charity), Ser. A,
0.2s, 12/1/25	VMIG1	2,760,000	2,760,000

			2,760,000
Nebraska (0.5%)
NE Edl. Fin. Auth. VRDN (Creighton U.), 0.2s, 7/1/35	VMIG1	4,300,000	4,300,000

NE Pub. Pwr. Dist. Rev. Bonds, Ser. A
5s, 1/1/34	A1	1,000,000	1,108,920
5s, 1/1/33	A1	1,000,000	1,114,120

			6,523,040
Nevada (0.8%)
Clark Cnty., Indl. Dev. Rev. Bonds (Southwest
Gas Corp.), Ser. A, AMBAC, 5 1/4s, 7/1/34	Baa1	7,570,000	7,634,572

Clark Cnty., Local Impt. Dist. Special Assmt. Bonds
(No. 142), 6.1s, 8/1/18	BB/P	1,605,000	1,660,276

			9,294,848
New Hampshire (0.4%)
NH Higher Edl. & Hlth. Fac. Auth. Rev. Bonds
(Rivermead at Peterborough), 5 3/4s, 7/1/28	BB+/P	1,000,000	969,140

NH Hlth. & Ed. Fac. Auth. VRDN (U. of NH), Ser. B,
0.23s, 7/1/33	VMIG1	2,000,000	2,000,000

NH State Bus. Fin. Auth. Rev. Bonds (Elliot Hosp.
Oblig. Group), Ser. A, 6 1/8s, 10/1/39	Baa1	2,000,000	2,104,700

			5,073,840
New Jersey (5.7%)
Middlesex Cnty., Impt. Auth. Lease Rev. Bonds (Perth
Amboy Muni. Complex), FGIC, NATL, 5s, 3/15/31	BBB+/P	3,500,000	3,515,330

NJ Econ. Dev. Auth. Rev. Bonds
(MSU Student Hsg.), 5 7/8s, 6/1/42	Baa3	3,840,000	4,153,382
(Cigarette Tax), 5 1/2s, 6/15/24	BBB	9,750,000	9,835,215
(School Fac. Construction), Ser. AA,
5 1/4s, 12/15/33	A1	5,500,000	6,008,640
(Motor Vehicle), Ser. A, NATL, 5s, 7/1/27	A	7,000,000	7,526,680

NJ Econ. Dev. Auth. Wtr. Fac. Rev. Bonds
(NJ American Wtr. Co.)
Ser. B, 5.6s, 11/1/34	A2	2,000,000	2,136,340
Ser. D, 4 7/8s, 11/1/29	A2	1,100,000	1,140,931

NJ Hlth. Care Fac. Fin. Auth. Rev. Bonds
(St. Joseph Hlth. Care Syst.), 6 5/8s, 7/1/38	BBB–	3,000,000	3,265,020
(St. Peter’s U. Hosp.), 6 1/4s, 7/1/35	Baa3	2,000,000	2,155,400
(Holy Name Hosp.), 5s, 7/1/36	Baa2	3,000,000	2,946,000

NJ State Rev. Bonds (Trans. Syst.), Ser. C, AMBAC,
zero %, 12/15/24	A1	8,760,000	4,935,559

NJ State Higher Ed. Assistance Auth. Rev. Bonds
(Student Loan), Ser. A, 5 5/8s, 6/1/30	AA	2,250,000	2,452,118

MUNICIPAL BONDS AND NOTES (98.6%)* cont.	Rating**	Principal amount	Value

New Jersey cont.
NJ State Tpk. Auth. Rev. Bonds, Ser. E, 5 1/4s, 1/1/40	A+	$3,000,000	$3,327,900

NJ State Trans. Trust Fund Auth. Rev. Bonds
(Trans. Syst.), Ser. A, 6s, 6/15/35	A1	3,000,000	3,538,710

Tobacco Settlement Fin. Corp. Rev. Bonds
6 3/4s, 6/1/39 (Prerefunded 6/1/13)	Aaa	2,000,000	2,150,260
6 3/8s, 6/1/32 (Prerefunded 6/1/12)	Aaa	1,775,000	1,877,027
6 1/8s, 6/1/42 (Prerefunded 6/1/12)	Aaa	1,600,000	1,615,072

Union Cnty., Util. Auth. Resource Recvy. Fac. Lease
Rev. Bonds (Covanta Union), Ser. A, 5 1/4s, 12/1/31	AA+	4,750,000	5,080,078

			67,659,662
New Mexico (0.6%)
Farmington, Poll. Control Rev. Bonds
(San Juan), Ser. B, 4 7/8s, 4/1/33	Baa3	2,110,000	2,136,544
(AZ Pub. Svc. Co.), Ser. B, 4.7s, 9/1/24	Baa2	4,500,000	4,900,410

			7,036,954
New York (6.9%)
Hudson Yards, Infrastructure Corp. Rev. Bonds,
Ser. A, 5 3/4s, 2/15/47	A2	3,000,000	3,355,140

Metro. Trans. Auth. Rev. Bonds, Ser. D, 5s, 11/15/36	A2	2,500,000	2,699,875

Metro. Trans. Auth. Dedicated Tax Rev. Bonds, Ser. A,
5 1/2s, 11/15/39	AA	2,000,000	2,183,660

NY City, Indl. Dev. Agcy. Rev. Bonds (Queens
Baseball Stadium — Pilot), AMBAC, 5s, 1/1/23	Ba1	300,000	305,808

NY City, Indl. Dev. Agcy. Special Arpt. Fac. Rev.
Bonds (Airis JFK I LLC), Ser. A, 6s, 7/1/27	BBB–	9,910,000	9,753,521

NY City, Indl. Dev. Agcy. Special Fac. Rev. Bonds
(British Airways PLC), 5 1/4s, 12/1/32	BB–	200,000	170,770

NY State Dorm. Auth. Rev. Bonds
(Construction City U. Syst.), Ser. A, 6s, 7/1/20	Aa3	10,900,000	13,469,239
(City U.), Ser. A, 5 3/4s, 7/1/18	Aa3	12,485,000	14,414,557
(Winthrop-U. Hosp. Assn.), Ser. A, 5 1/2s, 7/1/32	Baa1	600,000	607,266
(Winthrop Nassau U.), 5 1/2s, 7/1/23	Baa1	750,000	762,810
(State U. Edl. Fac.), Ser. A, 5 1/2s, 5/15/19	Aa3	23,100,000	27,414,156
(Brooklyn Law School), Ser. B, SGI, 5 3/8s, 7/1/22	Baa1	1,000,000	1,022,410

NY State Dorm. Auth. Personal Income Tax Rev.
Bonds (Ed.), Ser. B, 5 3/4s, 3/15/36	AAA	500,000	575,825

Orange Cnty., Indl. Dev. Agcy. Rev. Bonds (Arden
Hill Care Ctr. Newburgh), Ser. C, 7s, 8/1/31	B/P	750,000	685,628

Port Auth. NY & NJ Special Oblig. Rev.
Bonds (Kennedy Intl. Arpt. — 5th Installment),
6 3/4s, 10/1/19	BB+/P	2,200,000	2,163,326

Port Auth. of NY & NJ Rev. Bonds, 5s, 7/15/30	Aa2	2,250,000	2,599,988

			82,183,979
North Carolina (1.5%)
NC Eastern Muni. Pwr. Agcy. Syst. Rev. Bonds
Ser. C, 6 3/4s, 1/1/24	A–	1,250,000	1,514,563
AMBAC, 6s, 1/1/18	Baa1	7,000,000	8,511,440

NC Hsg. Fin. Agcy. FRB (Homeownership), Ser. 26-A,
5 1/2s, 1/1/38	Aa2	440,000	441,914

NC Med. Care Cmnty. Hlth. Care Fac. Rev. Bonds
(Deerfield), Ser. A, 6s, 11/1/33	BBB+/F	2,345,000	2,458,873

MUNICIPAL BONDS AND NOTES (98.6%)* cont.	Rating**	Principal amount	Value

North Carolina cont.
NC Med. Care Comm. Retirement Fac. Rev. Bonds
(First Mtge.-Forest at Duke), U.S. Govt. Coll., 6 3/8s,
9/1/32 (Prerefunded 9/1/12)	AAA/P	$3,000,000	$3,070,290

NC State Muni. Pwr. Agcy. Rev. Bonds (No. 1,
Catawba Elec.), Ser. A, 5s, 1/1/30	A2	1,200,000	1,298,964

			17,296,044
Ohio (4.6%)
American Muni. Pwr. — Ohio, Inc. Rev. Bonds
(Prairie State Energy Campus), Ser. A, 5s, 2/15/38	A1	5,000,000	5,261,500

Buckeye, Tobacco Settlement Fin. Auth. Rev. Bonds,
Ser. A-2
5 3/4s, 6/1/34	B3	9,600,000	7,120,512
5 1/8s, 6/1/24	B3	4,905,000	3,908,844

Cleveland, Arpt. Syst. Rev. Bonds, Ser. A, 5s, 1/1/31	A–	1,200,000	1,256,460

Hamilton Cnty., Swr. Syst. Rev. Rev. Bonds
(Metro. Swr. Dist.), Ser. A, NATL, 5s, 12/1/28	AA+	6,130,000	6,706,527

Lorain Cnty., Hosp. Rev. Bonds (Catholic), Ser. C-2,
AGM, 5s, 4/1/24	Aa3	5,000,000	5,357,350

Midview, Local School Dist. COP (Elementary School
Bldg. Fac.), 5 1/4s, 11/1/30	A1	3,500,000	3,630,235

OH Hsg. Fin. Agcy. Rev. Bonds (Single Fam. Mtge.),
Ser. 1, 5s, 11/1/28	Aaa	1,890,000	2,043,392

OH State Higher Edl. Fac. Mandatory Put Bonds
(7/1/15) (Kenyon College), 4.95s, 7/1/37	A1	5,300,000	5,763,856

OH State Higher Edl. Fac. Rev. Bonds (Case
Western Reserve U.), Ser. B, 5 1/2s, 10/1/22
(Prerefunded 10/1/12)	AA–	1,000,000	1,025,930

OH State Higher Edl. Fac. Commn. Rev. Bonds
(U. Hosp. Hlth. Syst.), Ser. 09-A, 6 3/4s, 1/15/39	A2	5,000,000	5,426,650

Scioto Cnty., Hosp. Rev. Bonds (Southern Med. Ctr.),
5 1/2s, 2/15/28	A2	5,000,000	5,380,200

Youngstown State U. Rev. Bonds, 5s, 12/15/25	A1	2,000,000	2,186,340

			55,067,796
Oklahoma (1.1%)
OK Hsg. Fin. Agcy. Single Fam. Rev. Bonds
(Homeownership Loan), Ser. B, 4.2s, 9/1/25	Aaa	430,000	427,674

OK State Tpk. Auth. VRDN
Ser. E, 0.2s, 1/1/28	VMIG1	8,150,000	8,150,000
Ser. F, 0.2s, 1/1/28	VMIG1	4,250,000	4,250,000

			12,827,674
Oregon (0.2%)
OR Hlth. Sciences U. Rev. Bonds, Ser. A,
5 3/4s, 7/1/39	A1	2,000,000	2,254,180

			2,254,180
Pennsylvania (2.6%)
Allegheny Cnty., Hosp. Dev. Auth. Rev. Bonds
(UPMC Hlth.), Ser. B, NATL, 6s, 7/1/24	Aa3	2,210,000	2,771,230
(Hlth. Syst.-West PA), Ser. A, 5 3/8s, 11/15/40	B+	2,650,000	2,173,557

Chester Cnty., Hlth. & Ed. Fac. Auth. Rev. Bonds
(Jenners Pond, Inc.), 7 1/4s, 7/1/24
(Prerefunded 7/1/12)	AAA/P	500,000	518,480

MUNICIPAL BONDS AND NOTES (98.6%)* cont.	Rating**	Principal amount	Value

Pennsylvania cont.
Cumberland Cnty., Muni. Auth. Rev. Bonds
(Presbyterian Homes Oblig.), Ser. A
5 1/4s, 1/1/19	BBB+	$1,465,000	$1,595,663
5.15s, 1/1/18	BBB+	665,000	723,753

East Stroudsburg, Area School Dist. G.O. Bonds,
AGM, 5s, 9/1/27	Aa3	5,500,000	5,964,200

Erie, Higher Ed. Bldg. Auth. Rev. Bonds (Mercyhurst
College), 5 1/2s, 3/15/38	BBB	1,275,000	1,330,412

Franklin Cnty., Indl. Dev. Auth. Rev. Bonds
(Chambersburg Hosp.), 5 3/8s, 7/1/42	A2	1,000,000	1,042,830

Geisinger, Auth. Hlth. Syst. VRDN (Geisinger
Hlth. Syst.), Ser. C, 0.2s, 6/1/41	A–1	800,000	800,000

Montgomery Cnty., Indl. Dev. Auth. Wtr. Fac. Rev.
Bonds (Aqua PA, Inc.), Ser. A, 5 1/4s, 7/1/42	AA–	3,250,000	3,393,715

PA Rev. Bonds (Philadelphia Biosolids Fac.),
6 1/4s, 1/1/32	BBB+/F	500,000	550,790

PA State Higher Edl. Fac. Auth. Rev. Bonds
(Edinboro U. Foundation), 6s, 7/1/43	Baa3	1,000,000	1,061,230

Philadelphia, Arpt. Rev. Bonds, Ser. D,
5 1/4s, 6/15/25	A+	2,750,000	2,982,073

Philadelphia, Hosp. & Higher Ed. Fac. Auth. Rev.
Bonds (Graduate Hlth. Syst.), 7 1/4s, 7/1/12
(In default) †	D/P	5,415,577	542

Pittsburgh G.O. Bonds, Ser. B, 5s, 9/1/25	A1	2,500,000	2,764,900

Pittsburgh & Allegheny Cnty., Passports & Exhib.
Auth. Hotel Rev. Bonds, AGM, 5s, 2/1/35	Aa3	3,000,000	3,094,590

			30,767,965
Puerto Rico (4.1%)
Cmnwlth. of PR, G.O. Bonds, Ser. A, 5 1/4s, 7/1/22	Baa1	850,000	907,766

Cmnwlth. of PR, Elec. Pwr. Auth. Rev. Bonds
Ser. XX, 5 1/4s, 7/1/40	Baa1	2,500,000	2,589,425
Ser. TT, 5s, 7/1/37	Baa1	5,000,000	5,094,200
Ser. RR, FGIC, NATL, 5s, 7/1/23	Baa1	4,395,000	4,599,280

Cmnwlth. of PR, Govt. Dev. Bank Rev. Bonds, Ser. B,
5s, 12/1/13	Baa1	250,000	262,670

Cmnwlth. of PR, Indl. Tourist Edl. Med. & Env. Control
Facs. Rev. Bonds (Cogen. Fac.-AES), 6 5/8s, 6/1/26	Ba1	250,000	250,043

Cmnwlth. of PR, Pub. Bldg. Auth. Rev. Bonds
(Govt. Fac.)
Ser. M, Cmnwlth. of PR Gtd., 6 1/4s, 7/1/31	Baa1	1,895,000	2,280,348
Ser. P, Cmnwlth. of PR Gtd., 6 1/8s, 7/1/23	Baa1	8,000,000	9,026,960
Ser. I, Cmnwlth. of PR Gtd., 5s, 7/1/36	Baa1	2,220,000	2,227,770

Cmnwlth. of PR, Sales Tax Fin. Corp. Rev. Bonds
Ser. A, 6s, 8/1/42	A1	15,000,000	16,796,700
Ser. C, 5 1/4s, 8/1/41	A1	4,500,000	4,789,755

			48,824,917
Rhode Island (0.3%)
RI State Hlth. & Edl. Bldg. Corp. Higher Edl. Fac. Rev.
Bonds (Providence College), 5s, 11/1/34	A2	750,000	821,025

RI State Hlth. & Edl. Corp. Higher Edl. Fac. Rev. Bonds
(Providence College), 5s, 11/1/41	A2	2,000,000	2,156,080

			2,977,105

MUNICIPAL BONDS AND NOTES (98.6%)* cont.	Rating**	Principal amount	Value

South Carolina (0.6%)
Berkeley Cnty., School Dist. Rev. Bonds (Installment
Lease Securing Assets for Ed.), 5 1/8s, 12/1/30	A1	$5,000,000	$5,308,650

SC Hsg. Fin. & Dev. Auth. Mtge. Rev. Bonds, Ser. A-2,
AMBAC, 5s, 7/1/35	Aa1	385,000	395,060

SC Jobs Econ. Dev. Auth. Hosp. Fac. Rev. Bonds
(Palmetto Hlth.), Ser. C
6s, 8/1/20 (Prerefunded 8/1/13)	Baa1	1,115,000	1,196,651
U.S. Govt. Coll., 6s, 8/1/20 (Prerefunded 8/1/13)	Baa1	135,000	144,886

			7,045,247
South Dakota (—%)
SD Hsg. Dev. Auth. Rev. Bonds (Home Ownership
Mtge.), Ser. J, 4.55s, 5/1/18	AAA	525,000	547,129

			547,129
Tennessee (1.4%)
Johnson City, Hlth. & Edl. Fac. Board Hosp. Rev. Bonds
(First Mtge. Mountain States Hlth.), Ser. A,
NATL, 7 1/2s, 7/1/25 (Prerefunded 7/1/12)	Baa1	5,000,000	5,218,550
(Mountain States Hlth. Alliance), 6s, 7/1/38	Baa1	4,550,000	5,054,959

Memphis-Shelby Cnty., Arpt. Auth. Rev. Bonds
(Federal Express Corp.), 5.05s, 9/1/12	Baa1	2,000,000	2,035,820

TN Energy Acquisition Corp. Gas Rev. Bonds, Ser. A,
5 1/4s, 9/1/20	A2	4,000,000	4,453,560

			16,762,889
Texas (11.5%)
Abilene, Hlth. Fac. Dev. Corp. Rev. Bonds
(Sears Methodist Retirement), Ser. A
7s, 11/15/33	B+/P	715,000	643,965
5 7/8s, 11/15/18	B+/P	1,692,000	1,598,415

Aldine, Indpt. School Dist. G.O. Bonds (School Bldg.),
PSFG, 5s, 2/15/25	Aaa	2,000,000	2,247,100

Angleton, Indpt. School Dist. G.O. Bonds
(School Bldg.), PSFG, 5s, 2/15/30	Aaa	4,095,000	4,464,860

Beaumont, Indpt. School Dist. G.O. Bonds (School
Bldg.), AGO, 5 1/8s, 2/15/30	AA–	2,550,000	2,859,672

Brazos River Harbor Naval Dist. Env. FRB (Dow
Chemical Co.), Ser. A-4, 5.95s, 5/15/33	BBB	1,100,000	1,181,521

Brazos, Harbor Indl. Dev. Corp. Env. Fac. Mandatory
Put Bonds (5/1/18) (Dow Chemical), 5.9s, 5/1/38	BBB	3,450,000	3,723,102

Dallas Cnty., Util. & Reclamation Dist. G.O. Bonds,
Ser. B, AMBAC, 5 3/8s, 2/15/29	A3	9,500,000	9,994,475

Dallas, Indpt. School Dist. G.O. Bonds (School Bldg.),
PSFG, 6s, 2/15/27	Aaa	3,260,000	3,857,167

Houston, Arpt. Syst. Rev. Bonds, Ser. A, 5s, 7/1/25	A	3,500,000	3,830,260

Houston, Util. Syst. Rev. Bonds, Ser. A, 5s, 11/15/33	AA	6,500,000	7,209,215

La Vernia, Higher Ed. Fin. Corp. Rev. Bonds
(Kipp, Inc.), Ser. A, 6 3/8s, 8/15/44	BBB	1,700,000	1,869,847

Laredo, Intl. Toll Bridge Rev. Bonds, Ser. B, AGM,
5s, 10/1/16	Aa3	750,000	833,558

Leander, Indpt. School Dist. G.O. Bonds (School
Bldg.), PSFG, zero %, 8/15/19	AAA	5,000,000	4,211,200

MUNICIPAL BONDS AND NOTES (98.6%)* cont.	Rating**	Principal amount	Value

Texas cont.
Lower CO River Auth. Rev. Bonds
Ser. A, FHLMC Coll., FNMA Coll., 7 1/4s, 5/15/37
(Prerefunded 5/15/15)	A/P	$1,965,000	$2,370,222
5 3/4s, 5/15/37	A1	1,200,000	1,303,704
5 3/4s, 5/15/28	A1	2,000,000	2,216,960

Mansfield, Indpt. School Dist. G.O. Bonds, PSFG,
5s, 2/15/27	Aaa	3,630,000	3,917,859

Matagorda Cnty., Poll. Control Rev. Bonds (Dist.
No. 1), Ser. A, AMBAC, 4.4s, 5/1/30	Baa2	2,250,000	2,233,305

Montgomery Cnty., G.O. Bonds, Ser. A, AGM,
5s, 3/1/21	Aa1	1,750,000	1,980,930

North TX, Tollway Auth. Rev. Bonds
(Toll 2nd Tier), Ser. F, 5 3/4s, 1/1/38	A3	2,750,000	2,945,003
Ser. A, 6s, 1/1/25	A2	5,200,000	5,990,244
Ser. A, 5 5/8s, 1/1/33	A2	3,000,000	3,249,270
Ser. A, NATL, 5 1/8s, 1/1/28	A2	5,000,000	5,351,900
Ser. D, AGO, zero %, 1/1/28	Aa3	11,620,000	5,465,002

North TX, Tollway Auth. stepped-coupon Rev.
Bonds, zero %, (6 1/2s, 1/1/15), 1/1/43 ††	A2	9,700,000	9,578,168

Paris, Indpt. School Dist. G.O. Bonds (School Bldg.),
PSFG, 5s, 2/15/25	Aaa	1,000,000	1,115,740

Sam Rayburn, Muni. Pwr. Agcy. Rev. Bonds,
6s, 10/1/21	Baa2	1,400,000	1,418,144

San Antonio, Arpt. Syst. Rev. Bonds, AGM,
5 1/4s, 7/1/32	Aa3	1,415,000	1,480,090

Tarrant Cnty., Cultural Ed. Fac. Fin. Corp. Retirement
Fac. Rev. Bonds (Buckner Retirement Svcs., Inc.)
5 1/4s, 11/15/27	A–	1,000,000	1,037,800
5 1/4s, 11/15/22	A–	2,500,000	2,651,750

Tarrant Cnty., Hosp. Dist. Rev. Bonds, NATL,
5 1/2s, 8/15/19	Aa3	1,870,000	1,892,515

TX Muni. Gas Acquisition & Supply Corp. I Rev. Bonds,
Ser. A, 5 1/4s, 12/15/26	A–	5,000,000	5,410,900

TX Private Activity Surface Trans. Corp. Rev. Bonds
(NTE Mobility), 6 7/8s, 12/31/39	BBB–/F	1,650,000	1,880,489

TX State VRDN (Veterans Hsg. Assistance II), Ser. D,
0.18s, 12/1/36	VMIG1	635,000	635,000

TX State Affordable Hsg. Corp. Single Fam. Mtge.
Rev. Bonds (Professional Ed. Home Loan), Ser. A-3,
FHLMC Coll., GNMA Coll., FNMA Coll., 5.6s, 2/1/39	Aaa	1,289,834	1,363,380

TX State Indl. Dev. Corp. Rev. Bonds (Arco
Pipelines Co.), 7 3/8s, 10/1/20	A2	4,000,000	5,396,120

TX State Tpk. Auth. Rev. Bonds (Central Texas
Tpk. Syst.), Ser. A, AMBAC, 5 1/2s, 8/15/39	Baa1	1,000,000	1,004,000

TX State, Trans. Comm. Rev. Bonds, 5s, 4/1/26	Aaa	7,585,000	8,547,006

Victoria, Indpt. School Dist. G.O. Bonds (School Bldg.),
PSFG, 5s, 2/15/24	Aaa	3,375,000	3,870,653

Victoria, Util. Syst. Rev. Bonds, AMBAC, 5s, 12/1/27	AA–	3,960,000	4,317,509

			137,148,020

MUNICIPAL BONDS AND NOTES (98.6%)* cont.	Rating**	Principal amount	Value

Utah (0.7%)
Murray City, Hosp. Rev. VRDN (IHC Hosp., Inc.),
Ser. B, 0.2s, 5/15/37	VMIG1	$4,665,000	$4,665,000

Salt Lake City, Hosp. Rev. Bonds
(IHC Hosp., Inc.), Ser. A, U.S. Govt. Coll.,
8 1/8s, 5/15/15 (Escrowed to maturity)	AA+	1,805,000	1,920,989
(IHC Hosp., Inc.), AMBAC, U.S. Govt. Coll.,
6 3/4s, 5/15/20 (Escrowed to maturity)	AAA/P	1,800,000	1,805,094

			8,391,083
Vermont (—%)
VT Hsg. Fin. Agcy. Rev. Bonds (Single Fam.), Ser. 23,
AGM, 5s, 5/1/34	Aa3	160,000	162,101

			162,101
Virginia (2.6%)
Chesterfield Cnty., Econ. Dev. Auth. Poll. Control Rev.
Bonds (VA Elec. & Pwr.), Ser. A, 5s, 5/1/23	A3	1,575,000	1,778,711

Henrico Cnty., Econ. Dev. Auth. Res. Care Fac. Rev.
Bonds (United Methodist), Ser. A, 6 1/2s, 6/1/22	BB+/P	4,475,000	4,488,515

Henrico Cnty., Indl. Dev. Auth. Rev. Bonds, AGM,
5.929s, 8/23/27	Aa3	15,000,000	17,180,400

Washington Cnty., Indl. Dev. Auth. Hosp. Fac. Rev.
Bonds (Mountain States Hlth. Alliance), Ser. C,
7 3/4s, 7/1/38	Baa1	6,100,000	7,371,362

			30,818,988
Washington (2.7%)
Cowlitz Cnty., Pub. Util. Rev. Bonds (Dist. No. 1
Production Syst.), FGIC, NATL
5s, 9/1/25	A1	695,000	722,446
5s, 9/1/24	A1	615,000	641,168

Tobacco Settlement Auth. of WA Rev. Bonds,
6 1/2s, 6/1/26	A3	1,125,000	1,171,541

WA State G.O. Bonds
Ser. D, AGM, 5s, 1/1/28 (Prerefunded 1/1/15)	Aa1	8,320,000	9,323,558
(Motor Vehicle Fuel), Ser. B, NATL, 5s, 7/1/24
(Prerefunded 7/1/14)	Aa1	5,270,000	5,805,432

WA State Higher Ed. Fac. Auth. Rev. Bonds
(Whitworth U.)
5 1/4s, 10/1/37	Baa1	1,110,000	1,145,709
5s, 10/1/27	Baa1	1,000,000	1,061,380

WA State Hlth. Care Fac. Auth. Rev. Bonds
(WA Hlth. Svcs.), 7s, 7/1/39	Baa2	1,250,000	1,388,175
(Catholic Hlth. Initiatives), Ser. D, 6 3/8s, 10/1/36	Aa2	7,050,000	8,485,521
Ser. B, NATL, 5s, 2/15/27	Baa2	2,235,000	2,338,525

WA State Hsg. Fin. Comm. Rev. Bonds (Single
Family Program), Ser. 2A, GNMA Coll., FNMA Coll.,
5s, 12/1/25	Aaa	135,000	137,142

			32,220,597
West Virginia (0.8%)
Econ. Dev. Auth. Lease Rev. Bonds (Correctional
Juvenile Safety), Ser. A, NATL, 5s, 6/1/29	Aa2	6,200,000	6,461,020

Pleasants Cnty., Poll. Control Rev. Bonds (Allegheny),
Ser. F, 5 1/4s, 10/15/37	BBB	2,500,000	2,580,975

WV Econ. Dev. Auth. Solid Waste Disp. Fac. FRB
(Appalachian Pwr. Co.), Ser. A, 5 3/8s, 12/1/38	Baa2	1,000,000	1,052,580

			10,094,575

MUNICIPAL BONDS AND NOTES (98.6%)* cont.	Rating**	Principal amount	Value

Wisconsin (1.2%)
Badger, Tobacco Settlement Asset
Securitization Corp. Rev. Bonds U.S. Govt. Coll.
7s, 6/1/28 (Prerefunded 6/1/12)	Aaa	$1,000,000	$1,010,800
6 3/8s, 6/1/32 (Prerefunded 6/1/12)	Aaa	5,615,000	5,670,139

WI State Rev. Bonds, Ser. A, 6s, 5/1/27	Aa3	3,500,000	4,251,800

WI State Hlth. & Edl. Fac. Auth. Rev. Bonds
(Prohealth Care, Inc.), 6 5/8s, 2/15/39	A1	3,000,000	3,468,420

			14,401,159
Wyoming (0.8%)
Campbell Cnty., Solid Waste Fac. Rev. Bonds (Basin
Elec. Pwr. Co-op), Ser. A, 5 3/4s, 7/15/39	A1	3,000,000	3,306,660

Gillette, Poll. Control VRDN, 0.17s, 1/1/18	P–1	1,400,000	1,400,000

WY Muni. Pwr. Agcy. Pwr. Supply Rev. Bonds, Ser. A
5 1/2s, 1/1/38	A2	2,800,000	2,998,548
5 1/2s, 1/1/33	A2	1,410,000	1,523,447

			9,228,655

Total municipal bonds and notes (cost $1,077,022,899)			$1,170,745,146

PREFERRED STOCKS (0.6%)*		Shares	Value

MuniMae Tax Exempt Bond Subsidiary, LLC 144A Ser. A,
7 1/2s cum. pfd.		5,035,572	$4,919,804

MuniMae Tax Exempt Bond Subsidiary, LLC 144A Ser. B,
7 3/4s cum. pfd.		2,000,000	1,720,460

Total preferred stocks (cost $7,035,572)			$6,640,264

TOTAL INVESTMENTS

Total investments (cost $1,084,058,471)			$1,177,385,410

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from October 1, 2011 through March 31, 2012 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $1,187,960,996.

** The Moody’s, Standard & Poor’s or Fitch ratings indicated are believed to be the most recent ratings available at the close of the reporting period for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at the close of the reporting period. Securities rated by Putnam are indicated by “/P.” Securities rated by Fitch are indicated by “/F.” The rating of an insured security represents what is believed to be the most recent rating of the insurer’s claims-paying ability available at the close of the reporting period and does not reflect any subsequent changes. Security ratings are defined in the Statement of Additional Information.

† Non-income-producing security.

†† The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

∆ Forward commitment, in part or in entirety (Note 1).

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The rates shown on Mandatory Put Bonds are the current interest rates at the close of the reporting period.

The dates shown parenthetically on prerefunded bonds represent the next prerefunding dates.

The dates shown parenthetically on Mandatory Put Bonds represent the next mandatory put dates.

The dates shown on debt obligations are the original maturity dates.

The fund had the following sector concentrations greater than 10% at the close of the reporting period (as a percentage of net assets):

Health care	18.4%
Utilities	15.1
State government	14.1
Transportation	11.4

The fund had the following insurance concentration greater than 10% at the close of the reporting period (as a percentage of net assets):

NATL	11.0%

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Municipal bonds and notes	$—	$1,170,745,146	$—

Preferred stocks	—	6,640,264	—

Totals by level	$—	$1,177,385,410	$—

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 3/31/12 (Unaudited)

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $1,084,058,471)	$1,177,385,410

Cash	4,531,560

Interest and other receivables	17,053,521

Receivable for shares of the fund sold	1,746,395

Receivable for investments sold	1,762,402

Total assets	1,202,479,288

LIABILITIES

Distributions payable to shareholders	1,056,494

Payable for purchases of delayed delivery securities (Note 1)	4,220,000

Payable for investments purchased	5,734,095

Payable for shares of the fund repurchased	1,962,081

Payable for compensation of Manager (Note 2)	446,566

Payable for investor servicing fees (Note 2)	47,757

Payable for custodian fees (Note 2)	7,551

Payable for Trustee compensation and expenses (Note 2)	335,610

Payable for administrative services (Note 2)	4,819

Payable for distribution fees (Note 2)	635,550

Other accrued expenses	67,769

Total liabilities	14,518,292

Net assets	$1,187,960,996

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$1,131,524,199

Distributions in excess of net investment income (Note 1)	(145,738)

Accumulated net realized loss on investments (Note 1)	(36,744,404)

Net unrealized appreciation of investments	93,326,939

Total — Representing net assets applicable to capital shares outstanding	$1,187,960,996

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($1,113,816,127 divided by 126,231,715 shares)	$8.82

Offering price per class A share (100/96.00 of $8.82)*	$9.19

Net asset value and offering price per class B share ($8,636,443 divided by 978,585 shares)**	$8.83

Net asset value and offering price per class C share ($31,878,863 divided by 3,606,496 shares)**	$8.84

Net asset value and redemption price per class M share ($5,908,954 divided by 667,871 shares)	$8.85

Offering price per class M share (100/96.75 of $8.85)†	$9.15

Net asset value, offering price and redemption price per class Y share
($27,720,609 divided by 3,136,714 shares)	$8.84

* On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

† On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations Six months ended 3/31/12 (Unaudited)

INTEREST INCOME	$29,305,522

EXPENSES

Compensation of Manager (Note 2)	2,588,212

Investor servicing fees (Note 2)	290,999

Custodian fees (Note 2)	7,305

Trustee compensation and expenses (Note 2)	50,574

Administrative services (Note 2)	15,011

Distribution fees — Class A (Note 2)	1,181,936

Distribution fees — Class B (Note 2)	34,245

Distribution fees — Class C (Note 2)	147,759

Distribution fees — Class M (Note 2)	13,516

Other	140,498

Total expenses	4,470,055

Expense reduction (Note 2)	(1,378)

Net expenses	4,468,677

Net investment income	24,836,845

Net realized gain on investments (Notes 1 and 3)	2,598,840

Net unrealized appreciation of investments during the period	27,886,347

Net gain on investments	30,485,187

Net increase in net assets resulting from operations	$55,322,032

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Six months ended 3/31/12*	Year ended 9/30/11

Operations:
Net investment income	$24,836,845	$53,814,473

Net realized gain (loss) on investments	2,598,840	(10,183,746)

Net unrealized appreciation (depreciation) of investments	27,886,347	(12,684,086)

Net increase in net assets resulting from operations	55,322,032	30,946,641

Distributions to shareholders (Note 1):
From ordinary income
Taxable net investment income
Class A	(162,833)	(79,228)

Class B	(1,168)	(675)

Class C	(4,404)	(2,231)

Class M	(793)	(448)

Class Y	(3,244)	(1,156)

From tax-exempt net investment income
Class A	(23,121,100)	(49,316,220)

Class B	(143,996)	(333,686)

Class C	(505,336)	(1,058,584)

Class M	(106,107)	(238,613)

Class Y	(538,384)	(912,458)

Increase in capital from settlement payments (Note 6)	—	128,547

Increase (decrease) from capital share transactions (Note 4)	17,184,310	(74,077,683)

Total increase (decrease) in net assets	47,918,977	(94,945,794)

NET ASSETS

Beginning of period	1,140,042,019	1,234,987,813

End of period (including distributions in excess of net
investment income of $145,738 and $395,218, respectively)	$1,187,960,996	$1,140,042,019

* Unaudited

The accompanying notes are an integral part of these financial statements.

This page left blank intentionally.

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

												Ratio	Ratio
			Net realized									of expenses	of net investment
	Net asset value,		and unrealized	Total from	From					Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	Total	Redemption	Non-recurring	Net asset value,	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss)	on investments	operations	income	distributions	fees	reimbursements	end of period	value (%) [a]	(in thousands)	(%) [b]	net assets (%)	(%)

Class A
March 31, 2012 **	$8.59	.19	.22	.41	(.18)	(.18)	—	—	$8.82	4.87 *	$1,113,816	.38 *	2.15 *	7 *
September 30, 2011	8.71	.40	(.14)	.26	(.38)	(.38)	—	— [c,d]	8.59	3.25	1,077,869.75		4.74	9
September 30, 2010	8.60	.39	.10	.49	(.38)	(.38)	— [c]	— [c,e]	8.71	5.97	1,168,501	.75 [h]	4.59 [h]	13
September 30, 2009	7.92	.38	.68	1.06	(.38)	(.38)	— [c]	— [c,f,g]	8.60	14.03	1,156,735	.82 [h]	4.88 [h]	19
September 30, 2008	8.64	.38	(.72)	(.34)	(.38)	(.38)	— [c]	—	7.92	(4.13)	1,141,001.82		4.49	46
September 30, 2007	8.79	.37	(.16)	.21	(.36)	(.36)	— [c]	—	8.64	2.49	1,311,819.79		4.26	25

Class B
March 31, 2012 **	$8.59	.16	.24	.40	(.16)	(.16)	—	—	$8.83	4.66 *	$8,636	.69 *	1.83 *	7 *
September 30, 2011	8.71	.34	(.13)	.21	(.33)	(.33)	—	— [c,d]	8.59	2.59	7,683	1.38	4.12	9
September 30, 2010	8.60	.34	.10	.44	(.33)	(.33)	— [c]	— [c,e]	8.71	5.37	10,561	1.39 [h]	3.96 [h]	13
September 30, 2009	7.92	.34	.68	1.02	(.34)	(.34)	— [c]	— [c,f,g]	8.60	13.43	17,347	1.46 [h]	4.27 [h]	19
September 30, 2008	8.64	.34	(.73)	(.39)	(.33)	(.33)	— [c]	—	7.92	(4.67)	26,427	1.46	3.85	46
September 30, 2007	8.79	.32	(.16)	.16	(.31)	(.31)	— [c]	—	8.64	1.92	39,730	1.44	3.61	25

Class C
March 31, 2012 **	$8.61	.15	.23	.38	(.15)	(.15)	—	—	$8.84	4.46 *	$31,879	.77 *	1.75 *	7 *
September 30, 2011	8.72	.33	(.12)	.21	(.32)	(.32)	—	— [c,d]	8.61	2.57	26,932	1.53	3.96	9
September 30, 2010	8.61	.32	.11	.43	(.32)	(.32)	— [c]	— [c,e]	8.72	5.12	32,627	1.54 [h]	3.79 [h]	13
September 30, 2009	7.93	.32	.68	1.00	(.32)	(.32)	— [c]	— [c,f,g]	8.61	13.10	25,227	1.61 [h]	4.07 [h]	19
September 30, 2008	8.65	.31	(.72)	(.41)	(.31)	(.31)	— [c]	—	7.93	(4.92)	16,564	1.61	3.71	46
September 30, 2007	8.80	.30	(.16)	.14	(.29)	(.29)	— [c]	—	8.65	1.64	8,432	1.59	3.46	25

Class M
March 31, 2012 **	$8.61	.18	.23	.41	(.17)	(.17)	—	—	$8.85	4.84 *	$5,909	.52 *	2.00 *	7 *
September 30, 2011	8.73	.37	(.13)	.24	(.36)	(.36)	—	— [c,d]	8.61	2.95	5,131	1.03	4.47	9
September 30, 2010	8.62	.37	.10	.47	(.36)	(.36)	— [c]	— [c,e]	8.73	5.66	6,217	1.04 [h]	4.30 [h]	13
September 30, 2009	7.94	.36	.68	1.04	(.36)	(.36)	— [c]	— [c,f,g]	8.62	13.68	6,107	1.11 [h]	4.58 [h]	19
September 30, 2008	8.66	.36	(.72)	(.36)	(.36)	(.36)	— [c]	—	7.94	(4.39)	5,235	1.11	4.20	46
September 30, 2007	8.81	.35	(.16)	.19	(.34)	(.34)	— [c]	—	8.66	2.19	5,346	1.09	3.96	25

Class Y
March 31, 2012 **	$8.60	.20	.23	.43	(.19)	(.19)	—	—	$8.84	5.09 *	$27,721	.27 *	2.25 *	7 *
September 30, 2011	8.72	.41	(.13)	.28	(.40)	(.40)	—	— [c,d]	8.60	3.47	22,427.53		4.93	9
September 30, 2010	8.61	.41	.10	.51	(.40)	(.40)	— [c]	— [c,e]	8.72	6.21	17,081	.54 [h]	4.74 [h]	13
September 30, 2009	7.92	.40	.69	1.09	(.40)	(.40)	— [c]	— [c,f,g]	8.61	14.39	5,106	.61 [h]	5.05 [h]	19
September 30, 2008†	8.62	.30	(.70)	(.40)	(.30)	(.30)	— [c]	—	7.92	(4.77) *	718	.45*	3.52*	46

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

38	39

Financial highlights (Continued)

* Not annualized.

** Unaudited.

† For the period January 2, 2008 (commencement of operations) to September 30, 2008.

a Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

b Includes amounts paid through expense offset arrangements (Note 2).

c Amount represents less than $0.01 per share.

d Reflects a non-recurring reimbursement related to restitution amounts in connection with a distribution plan approved by the Securities and Exchange Commission (the SEC) which amounted to less than $0.01 per share outstanding on July 21, 2011. Also reflects a non-recurring reimbursement related to short-term trading related lawsuits, which amounted to less than $0.01 per share outstanding on May 11, 2011 (Note 6).

e Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Prudential Securities, Inc. which amounted to less than $0.01 per share outstanding as of March 30, 2010.

f Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Bear Stearns & Co., Inc. and Bear Stearns Securities Corp., which amounted to less than $0.01 per share outstanding as of May 21, 2009.

g Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Millennium Partners, L.P., Millennium Management, L.L.C., and Millennium International Management, L.L.C., which amounted to less than $0.01 per share outstanding as of June 23, 2009.

h Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation the expenses of each class for the periods ended September 30, 2010 and September 30, 2009 reflect a reduction of 0.01% and 0.01% of average net assets, respectively.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 3/31/12 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission and references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC.

Putnam Tax Exempt Income Fund (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The investment objective of the fund is to seek as high a level of current income exempt from federal income tax as Putnam Management believes is consistent with preservation of capital. The fund invests mainly in bonds that pay interest that is exempt from federal tax (but that may be subject to federal alternative minimum tax (AMT)), are investment-grade in quality, and have intermediate to long-term maturities (three years or longer).

The fund offers class A, class B, class C, class M and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 4.00% and 3.25%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. The expenses for class A, class B, class C, and class M shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, and class M shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. Unless otherwise noted, the “reporting period” represents the period from October 1, 2011 through March 31, 2012.

Security valuation Tax-exempt bonds and notes are generally valued on the basis of valuations provided by an independent pricing service approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. These securities will generally be categorized as Level 2.

Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date; thereafter, any remaining premium is amortized to maturity.

Securities purchased or sold on a forward commitment or delayed delivery basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Line of credit The fund participates, along with other Putnam funds, in a $325 million unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.02% of the committed line of credit and $50,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.13% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

At September 30, 2011, the fund had a capital loss carryover of $27,910,761 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover

Short-term	Long-term	Total	Expiration

$4,466,195	$—	$4,466,195	September 30, 2012

430,649	—	430,649	September 30, 2013

1,248,409	—	1,248,409	September 30, 2014

150,375	—	150,375	September 30, 2016

6,919,758	—	6,919,758	September 30, 2017

13,617,607	—	13,617,607	September 30, 2018

1,077,768	—	1,077,768	September 30, 2019

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer $10,872,611 of losses recognized during the period from November 1, 2010 to its fiscal year ending September 30, 2011.

The aggregate identified cost on a tax basis is $1,083,924,549, resulting in gross unrealized appreciation and depreciation of $104,362,846 and $10,901,985, respectively, or net unrealized appreciation of $93,460,861.

Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.590%	of the first $5 billion,
0.540%	of the next $5 billion,
0.490%	of the next $10 billion,
0.440%	of the next $10 billion,
0.390%	of the next $50 billion,
0.370%	of the next $50 billion,
0.360%	of the next $100 billion and
0.355%	of any excess thereafter.

Putnam Management has contractually agreed, through June 30, 2012, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Investor servicing fees will not exceed an annual rate of 0.32% of the fund’s average net assets. Prior to March 1, 2012, investor servicing fees could not exceed an annual rate of 0.375% of the fund’s average net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $1,378 under the expense offset arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $889, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C and class M shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at the annual rate of 0.85%, 1.00% and 0.50% of the average net assets for class B, class C and class M shares, respectively. For class A shares, the annual payment rate will equal the weighted average of (i) 0.20% on the net assets of the fund attributable to class A shares purchased and paid for prior to April 1, 2005 and (ii) 0.25% on all other net assets of the fund attributable to class A shares.

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $56,836 and $175 from the sale of class A and class M shares, respectively, and received $4,525 and $609 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $86,619,271 and $72,155,700, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Six months ended 3/31/12		Year ended 9/30/11

Class A	Shares	Amount	Shares	Amount

Shares sold	7,160,163	$62,555,310	10,696,750	$89,580,873

Shares issued in connection with
reinvestment of distributions	2,041,039	17,813,187	4,344,331	36,225,932

	9,201,202	80,368,497	15,041,081	125,806,805

Shares repurchased	(8,424,320)	(73,427,765)	(23,740,144)	(196,811,737)

Net increase (decrease)	776,882	$6,940,732	(8,699,063)	$(71,004,932)

	Six months ended 3/31/12		Year ended 9/30/11

Class B	Shares	Amount	Shares	Amount

Shares sold	202,463	$1,768,748	274,695	$2,303,100

Shares issued in connection with
reinvestment of distributions	12,160	106,139	26,617	221,800

	214,623	1,874,887	301,312	2,524,900

Shares repurchased	(130,155)	(1,131,670)	(619,475)	(5,154,942)

Net increase (decrease)	84,468	$743,217	(318,163)	$(2,630,042)

	Six months ended 3/31/12		Year ended 9/30/11

Class C	Shares	Amount	Shares	Amount

Shares sold	669,086	$5,829,777	741,462	$6,245,205

Shares issued in connection with
reinvestment of distributions	46,367	405,452	95,455	797,216

	715,453	6,235,229	836,917	7,042,421

Shares repurchased	(238,255)	(2,077,200)	(1,447,280)	(11,957,386)

Net increase (decrease)	477,198	$4,158,029	(610,363)	$(4,914,965)

	Six months ended 3/31/12		Year ended 9/30/11

Class M	Shares	Amount	Shares	Amount

Shares sold	76,097	$672,592	36,074	$302,334

Shares issued in connection with
reinvestment of distributions	11,326	99,154	23,225	194,134

	87,423	771,746	59,299	496,468

Shares repurchased	(15,147)	(132,855)	(175,629)	(1,452,233)

Net increase (decrease)	72,276	$638,891	(116,330)	$(955,765)

	Six months ended 3/31/12		Year ended 9/30/11

Class Y	Shares	Amount	Shares	Amount

Shares sold	1,092,942	$9,589,795	3,038,754	$25,501,413

Shares issued in connection with
reinvestment of distributions	42,877	375,218	63,562	531,921

	1,135,819	9,965,013	3,102,316	26,033,334

Shares repurchased	(605,501)	(5,261,572)	(2,454,597)	(20,605,313)

Net increase	530,318	$4,703,441	647,719	$5,428,021

Note 5: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

Note 6: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. In July 2011, the fund recorded a receivable of $126,153 related to restitution amounts in connection with a distribution plan approved by the SEC. This amount, which was received by the fund in December 2011, is reported as part of Increase in capital from settlement payments on the Statement of changes in net assets. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. In May 2011, the fund received a payment of $2,394 related to settlement of those lawsuits. This amount is reported as a part of Increase in capital from settlement payments on the Statement of changes in net assets. Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 7: New accounting pronouncements

In May 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2011–04 “Fair Value Measurements and Disclosures (Topic 820) — Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS”. ASU 2011–04 amends FASB Topic 820 “Fair Value Measurement” and seeks to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. ASU 2011–04 is effective for fiscal years and interim periods beginning after December 15, 2011. The application of ASU 2011–04 will not have a material on the fund’s financial statements.

In December 2011, the FASB issued ASU No. 2011–11 “Disclosures about Offsetting Assets and Liabilities”. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods. Putnam Management is currently evaluating the application of ASU 2011–11 and its impact, if any, on the fund’s financial statements.

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

The Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth	Income
Growth Opportunities Fund	American Government Income Fund
International Growth Fund	Diversified Income Trust
Multi-Cap Growth Fund	Floating Rate Income Fund
Small Cap Growth Fund	Global Income Trust
Voyager Fund	High Yield Advantage Fund
High Yield Trust
Blend	Income Fund
Asia Pacific Equity Fund	Money Market Fund*
Capital Opportunities Fund	Short Duration Income Fund
Capital Spectrum Fund	U.S. Government Income Trust
Emerging Markets Equity Fund
Equity Spectrum Fund	Tax-free income
Europe Equity Fund	AMT-Free Municipal Fund
Global Equity Fund	Tax Exempt Income Fund
International Capital Opportunities Fund	Tax Exempt Money Market Fund*
International Equity Fund	Tax-Free High Yield Fund
Investors Fund
Multi-Cap Core Fund	State tax-free income funds:
Research Fund	Arizona, California, Massachusetts, Michigan,
Minnesota, New Jersey, New York, Ohio,
Value	and Pennsylvania.
Convertible Securities Fund
Equity Income Fund	Absolute Return
George Putnam Balanced Fund	Absolute Return 100 Fund
The Putnam Fund for Growth and Income	Absolute Return 300 Fund
International Value Fund	Absolute Return 500 Fund
Multi-Cap Value Fund	Absolute Return 700 Fund
Small Cap Value Fund

* An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Global Sector	Putnam RetirementReady Funds — portfolios
Global Consumer Fund	with automatically adjusting allocations to
Global Energy Fund	stocks, bonds, and money market instruments,
Global Financials Fund	becoming more conservative over time.
Global Health Care Fund
Global Industrials Fund	RetirementReady 2055 Fund
Global Natural Resources Fund	RetirementReady 2050 Fund
Global Sector Fund	RetirementReady 2045 Fund
Global Technology Fund	RetirementReady 2040 Fund
Global Telecommunications Fund	RetirementReady 2035 Fund
Global Utilities Fund	RetirementReady 2030 Fund
RetirementReady 2025 Fund
Asset Allocation	RetirementReady 2020 Fund
Putnam Global Asset Allocation Funds —	RetirementReady 2015 Fund
portfolios with allocations to stocks, bonds,
and money market instruments that are	Putnam Retirement Income Lifestyle
adjusted dynamically within specified ranges	Funds — portfolios with managed
as market conditions change.	allocations to stocks, bonds, and money
market investments to generate
Dynamic Asset Allocation Balanced Fund	retirement income.
Prior to November 30, 2011, this fund was known as
Putnam Asset Allocation: Balanced Portfolio.	Retirement Income Fund Lifestyle 1
Dynamic Asset Allocation	Prior to June 16, 2011, this fund was known as
Conservative Fund	Putnam RetirementReady Maturity Fund.
Prior to November 30, 2011, this fund was known as	Retirement Income Fund Lifestyle 2
Putnam Asset Allocation: Conservative Portfolio.	Retirement Income Fund Lifestyle 3
Dynamic Asset Allocation Growth Fund	Prior to June 16, 2011, this fund was known as
Prior to November 30, 2011, this fund was known as	Putnam Income Strategies Fund.
Putnam Asset Allocation: Growth Portfolio.
Dynamic Risk Allocation Fund

A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund's prospectus.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Putnam’s commitment to confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Within the Putnam organization, your information is shared with those who need it to service your account or provide you with information about other Putnam products or services. Under certain circumstances, we must also share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. It is also our policy to share account information with your financial advisor, if you've provided us with information about your advisor and that person is listed on your Putnam account.

If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:00 a.m. to 8:00 p.m. Eastern Time.

Fund information

Founded 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Robert E. Patterson	Robert T. Burns
Putnam Investment	George Putnam, III	Vice President and
Management, LLC	Robert L. Reynolds	Chief Legal Officer
One Post Office Square	W. Thomas Stephens
Boston, MA 02109		James P. Pappas
	Officers	Vice President
Investment Sub-Manager	Robert L. Reynolds
Putnam Investments Limited	President	Judith Cohen
57–59 St James’s Street		Vice President, Clerk and
London, England SW1A 1LD	Jonathan S. Horwitz	Assistant Treasurer
Executive Vice President,
Marketing Services	Principal Executive	Michael Higgins
Putnam Retail Management	Officer, Treasurer and	Vice President, Senior Associate
One Post Office Square	Compliance Liaison	Treasurer and Assistant Clerk
Boston, MA 02109
	Steven D. Krichmar	Nancy E. Florek
Custodian	Vice President and	Vice President, Assistant Clerk,
State Street Bank	Principal Financial Officer	Assistant Treasurer and
and Trust Company		Proxy Manager
Janet C. Smith
Legal Counsel	Vice President, Assistant	Susan G. Malloy
Ropes & Gray LLP	Treasurer and Principal	Vice President and
	Accounting Officer	Assistant Treasurer
Trustees
Jameson A. Baxter, Chair	Robert R. Leveille
Ravi Akhoury	Vice President and
Barbara M. Baumann	Chief Compliance Officer
Charles B. Curtis
Robert J. Darretta	Mark C. Trenchard
John A. Hill	Vice President and
Paul L. Joskow	BSA Compliance Officer
Elizabeth T. Kennan
Kenneth R. Leibler

This report is for the information of shareholders of Putnam Tax Exempt Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

1937 75 YEARS 2012

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

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SA041
273813 5/12

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Tax Exempt Income Fund

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: May 29, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: May 29, 2012

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: May 29, 2012